UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2018

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As further described below under Item 5.07, at the reconvened Annual Meeting (as defined below) the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws to declassify the Company’s board of directors and to provide for the annual election of all directors, effective as of April 30, 2018.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Company’s Amended and Restated Bylaws, as amended, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Innovative Solutions and Support, Inc. (the “Company”) was reconvened on April 30, 2018 following the previously disclosed adjournment of the Annual Meeting on April 23, 2018.  At the Annual Meeting, the Company’s shareholders approved the proposals described below, which are further described in the Company’s definitive proxy statement, dated March 12, 2018, for the Annual Meeting. The results are as follows:

Proposal 1:  Amendment to the Company’s Amended and Restated Bylaws to Declassify the Company’s Board of Directors and to Provide for the Annual Election of All Directors

For	Against	Abstain	Broker Non- Votes
9,126,098	76,416	7,137	6,459,939

Proposal 2: Election of Six Directors to the Board of Directors

	For	Withheld	Broker Non-Votes
Geoffrey S.M. Hedrick	8,968,148	241,503	6,459,939
Winston J. Churchill	8,915,166	294,485	6,459,939
Robert H. Rau	8,936,566	273,085	6,459,939
Roger A. Carolin	8,956,148	253,503	6,459,939
Robert E. Mittelstaedt, Jr.	8,936,166	273,485	6,459,939
Glen R. Bressner	8,937,866	271,785	6,459,939

As Proposal 1 was approved by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders were entitled to cast thereon, Proposal 3 was rendered moot.

Proposal 4:  Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2018

For	Against	Abstain
15,276,084	97,139	296,367

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Innovative Solutions and Support, Inc., as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: April 30, 2018	By:	/s/ Relland M. Winand
Relland M. Winand
Chief Financial Officer